RR2006LP
Dunn County

ASSIGNMENT OF WORKING INTEREST
Wellbore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 1st day of September, 2006 from **PETROLEUM DEVELOPMENT CORPORATION**, a Nevada Corporation, (herein called "Assignor") to **ROCKIES REGION 2006 LIMITED PARTNERSHIP**, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1. The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2. The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3. The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY: ______________________________
James P. Wason
Director of Land

JKL

STATE OF WELD)
) TO-WIT:
COUNTY OF COLORADO)

The foregoing instrument was acknowledged before me this 1st day of September, 2006 by James P. Wason, as Director of Land of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

NOTARY PUBLIC
CARRIE EGGLESTON
STATE OF COLORADO

____
Carrie Eggleston
Notary Public – Colorado
County of Denver
My Commission expires: October 12, 2010

After recording, return to:

Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Ph: 303-860-5800

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Exhibit "A"

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE
06140	Connolly 34-35H	0.92429	146N	94W	35	SWSE	09/07/06	873800	Connolly, James R., James M. & Janet L.	David J. Knapp	March 27, 2002	302M	162
06142	Klatt 34-33H	0.996686	146N	94W	33	SWSE	12/6/2006	899100	Denise Rambur	Springfield Oil Company	July 31, 2004	308M	210
								899200	Daniel Mittelstadt	Springfield Oil Company	September 23, 2004	309M	36
								899300	Claudia Czaplewski and Darren Czaplewski	Springfield Oil Company	September 30, 2004	309M	37
								899400	Denise Rambur	Springfield Oil Company	September 23, 2004	309M	38
								899500	Myles Mittelstadt and Pamela Mittelstadt	Springfield Oil Company	September 23, 2004	309M	39
								899600	Patricia Judy and Vernon Judy, Sr.	Springfield Oil Company	September 29, 2004	310M	83
								899700	James L. Luptak	Springfield Oil Company	December 20, 2004	311M	122
								899800	Duane J. Luptak and Marilyn K. Luptak	Springfield Oil Company	December 20, 2004	311M	124
								899900	Rogne, Carol A.	Springfield Oil Company	December 20, 2004	311M	126
								900000	State of North Dakota	Rush Creek Resources	August 5, 2004	-	-
								900100	Gary Lee Klatt	Springfield Oil Company	July 16, 2004	308M	192
								900200	Red Crown Royalties, LLC	Savant Resources, LLC	August 1, 2004	310M	230
								900300	Lenora Edna McBirney	Springfield Oil Company	January 30, 2005	311M	146
								900400	Cathy Anne Dawe and W. Richard Dawe, Jr.	Springfield Oil Company	January 30, 2005	311M	147
								900500	Sara Alexander Gieb	Springfield Oil Company	January 10, 2005	311M	156
								900600	William R. Everett	Springfield Oil Company	January 10, 2005	311M	157
								900700	Stallings Property Ltd.	Springfield Oil Company	January 10, 2005	311M	184
								900800	Joe Gieb, III	Springfield Oil Company	January 10, 2005	311M	185
								900900	DeDe Gumm Waggoner	Springfield Oil Company	March 17, 2005	311M	186
								901000	Randy Gumm	Springfield Oil Company	January 10, 2005	311M	288
								901100	Bryan Bumm	Springfield Oil Company	January 10, 2005	311M	289
								901200	Eileen Rooney Hewgley and James M. Hewgley, Jr. as Trustees under Trust Agreement dated November 2, 1981	Springfield Oil Company	July 7, 2005	315M	64
								901300	Lucy T. Rooney, 1992 GST Estate Exempt Family Trust	Springfield Oil Company	July 13, 2005	318M	200

Dunn County , North Dakota

Exhibit "A"

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE
06143	Buehner 21-2H	0.99929	146N	94W	2	SENW	10/27/2006	881200	Agribank, FCB	Savant Resources LLC	July 7, 2004	310M	215
								881400	Stanton L. Young Foundation, Inc.	Springfield Oil Company	March 29, 2005	312M	141
								882200	Frieda Buehner Trust	Springfield Oil Company	July 14, 2004	308M	187
								882400	Estate of Norman R. Tipton	Springfield Oil Company	January 18, 2005	311M	144
								882500	Emma Goth	Springfield Oil Company	March 9, 2005	311M	145
								822800	University of Mary	Springfield Oil Company	January 21, 2005	311M	151
								881500	Donna J. Christensen Sundby & Jerome A. Sundby	Springfield Oil Company	April 6, 2005	312M	133
								881800	Kathleen J. Christensen Davis & Mark Davis	Springfield Oil Company	April 6, 2005	312M	134
								881900	James Christensen & Mary Gay Christensen	Springfield Oil Company	April 6, 2005	312M	135
								882000	Robert J. Sundby & Ruth Sundby	Springfield Oil Company	April 6, 2005	312M	136
								881600	Ellen E. christensen Endres	Springfield Oil Company	April 6, 2005	312M	263
								881300	Vic Christensen Mineral Trust dated march 26, 1993	Springfield Oil Company	April 6, 2005	312M	264
								881700	Thomas W. Christensen & Mary christensen	Springfield Oil Company	April 6, 2005	312M	265
								812100	Janco, Inc.	Springfield Oil Company	April 26, 2005	314M	161
								882900	T. Clem Casey Trust f/b/o Diocese of Bismarck	Springfield Oil Company	July 14, 2006	315M	67
								883300	Kevin J. Buehner & Cheryl L. Tabor Buehner	Springfield Oil Company	July 14, 2005	308M	188
								883400	Margy M. Strobek	Springfield Oil Company	April 26, 2005	314M	140
								833500	Ilea Jean Botner Restad Yilek, Ind. & as AIF	Springfield Oil Company	April 26, 2005	314M	159
								882600	State of North Dakota	Springfield Oil Company	August 3, 2004	308M	158
								882700	State of North Dakota OG-04-00780	Springfield Oil Company	August 3, 2004	-	-
								874500	Ballantyne Oil & Gas, Inc.	Petroleum Development Corporation	September 6, 2006	335M	94
								877300	Pal Properties, Inc.	Petroleum Development Corporation	September 7, 2006	335M	93
								879600	Tri-Star Minerals	Petroleum Development Corporation	August 29, 2006	335M	92

DUNN COUNTY RECORDER SEAL VALID IN RED INK STATE OF NORTH DAKOTA

B Kukla - Recorder

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